UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2026

SDR Drone, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-56477	34-2001531
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 US Highway 1, North Palm Beach, Florida 33408

(Address of principal executive offices)

(877) 646-4833

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Dawson James Engagement Letter

On November 10, 2026, SDR Drone, Inc., a Florida corporation (the “Company”), entered into an engagement letter (the “Engagement Letter”) with Dawson James Securities, Inc. (“Dawson James”), under which Dawson James will act as the Company’s lead placement agent, on a best efforts, non-exclusive basis, in connection with a proposed bridge financing and/or private placement of the Company’s convertible debt, equity or equity-linked securities (the “Offering”). The Company’s target for the Offering is gross proceeds of $2,500,000 to $3,000,000. The Engagement Letter does not obligate Dawson James to purchase any securities or to ensure the successful placement of any securities, and it does not restrict the Company from engaging other advisors, placement agents or underwriters.

The material terms of the Engagement Letter include, but are not limited to, the following:

Term. The engagement period begins on the date of the Engagement Letter and ends six months thereafter, unless sooner terminated.

Retainer. The Company will pay Dawson James a non-refundable retainer of $50,000.00 by wire transfer within five business days after execution. The retainer is credited against the placement agent fee described below.

Placement Agent Fee. 7.0% of the gross proceeds received in the Offering from investors introduced to the Company by Dawson James. No placement agent fee, warrant or other compensation is payable with respect to investors identified by the Company on Schedule A to the Engagement Letter or securityholders of the Company as of the date of the Engagement Letter.

Placement Agent Warrants. At each closing, the Company will issue Dawson James or its designees warrants to purchase a number of shares of common stock equal to 3.0% of the aggregate number of securities issued to investors introduced by Dawson James, with a five year term and an exercise price equal to 110% of the offering price per share or unit.

Expenses. The Company is responsible for specified offering expenses, with the aggregate amount reimbursable to Dawson James under the designated clauses capped at $50,000 without the Company’s prior written consent. All such expenses must be accountable, supported by invoices and payable at closing.

Resale Registration. The Company will file a registration statement on Form S-1 covering the resale of the securities sold in the Offering within 45 days after the closing, or such other period as is agreed in the securities purchase agreement for the Offering.

Lock-ups. The placement agency agreement will provide for customary 90-day lock-up agreements from the Company’s directors, executive officers and holders of 10% or more of the outstanding common stock, and a 90-day standstill by the Company, in each case subject to customary carve-outs.

Tail. Dawson James is entitled to the cash placement agent fee on financings provided by investors it introduced to the Company during the engagement period, other than investors identified by the Company, if consummated during the engagement period or within the six-month period following its expiration or termination.

Termination. Either party may terminate the Engagement Letter at any time after three months on written notice.

Governing Law. New York law, with venue in New York.

As previously disclosed in the Company’s Current Report on Form 8-K filed October 7, 2026, the Company is subject to a disqualifying order for purposes of Rule 506(d) under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, the Offering will be conducted in reliance on Section 4(a)(2) of the Securities Act and not in reliance on Regulation D, Rule 506 or any other safe harbor thereunder, and the Engagement Letter contains conditions designed to preserve that exemption. Among other things, Dawson James has agreed that it will not offer the securities by any form of general solicitation or general advertising; that offers will be made only to persons with whom Dawson James or the Company had a pre-existing substantive relationship established before the Company’s offering statement on Form 1-A (File No. 024-12793) was first publicly filed, whom Dawson James reasonably believes to be accredited investors and to have the requisite knowledge and experience; that no person first contacted as a result of, or who responded to, the Company’s Regulation A offering materials may be an offeree; that it will not offer the securities to more than ten persons in the aggregate without the Company’s prior written consent; that it will deliver a written offeree log to the Company; that it will furnish only disclosure materials approved by the Company; that no securities will be sold to any person who is not an accredited investor; and that it will certify its compliance at each closing. The Company may suspend or terminate any offer or sale that it determines in good faith, on advice of counsel, could affect the availability of the exemption and no fee is payable in respect of any investor whose solicitation did not comply with those conditions.

The foregoing description of the Engagement Letter is a summary, is not complete and is qualified in its entirety by reference to the full text of the Engagement Letter, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference into this Item 1.01.

Funding of the Retainer

The Company expects to fund the $50,000.00 retainer payable under the Engagement Letter through a private placement of a convertible promissory note to one or more accredited investors in a transaction exempt from registration under Section 4(a)(2) of the Securities Act. No such note has been issued, no purchaser has been identified, and no binding commitment to purchase has been received. The Company will report the issuance of any such note to the extent and at the time required by the applicable rules. This Current Report is not an offer to sell or a solicitation of an offer to buy any security.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements, including statements regarding the proposed Offering, the Company’s target gross proceeds, the Company’s intention to conduct the Offering in reliance on Section 4(a)(2) of the Securities Act, the filing of a resale registration statement and the Company’s expectation of funding the retainer through a private placement of a convertible promissory note. These statements are based on the Company’s current expectations and are subject to risks and uncertainties, including the possibility that the Offering is not completed, is completed on terms different from those described, or does not raise the targeted amount; that the conditions designed to preserve the exemption under Section 4(a)(2) are not satisfied; that the contemplated note financing is not completed or is completed on different terms; that the Company is unable to repay any note it issues at maturity; that conversion of any such note results in substantial dilution to existing stockholders; and that the Company is unable to obtain the additional capital it requires. The Company undertakes no obligation to update any forward-looking statement except as required by law.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any security, and there will be no sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1	Engagement Letter, dated November 10, 2026, between SDR Drone, Inc. and Dawson James Securities, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2026.	SDR DRONE, INC.

	By:	/s/ Cho Sun Sik
Cho Sun Sik
Co-Chief Executive Officer

	By:	/s/ Dong Wook Chung
Dong Wook Chung
Co-Chief Executive Officer